Exhibit 10.3

SUPPLEMENT

to the

Loan and Security Agreement

dated as of February 8, 2017

between

Identiv, Inc. (“Borrower”)

and

Venture Lending & Leasing VII, Inc. (“VLL7”)

and

Venture Lending & Leasing VIII, Inc. (“VLL8”)

(each of VLL7 and VLL8, as “Lender”)

This is a Supplement identified in the document entitled Loan and Security Agreement, dated as of February 8, 2017 (as amended, restated, supplemented and modified from time to time, the “Loan and Security Agreement”), by and between Borrower and Lender. All capitalized terms used in this Supplement and not otherwise defined in this Supplement have the meanings ascribed to them in Article 10 of the Loan and Security Agreement, which is incorporated in its entirety into this Supplement. In the event of any inconsistency between the provisions of the Loan and Security Agreement and this Supplement, this Supplement is controlling.

The parties are entering into this single Supplement to the Loan and Security Agreement for convenience, and this Supplement is and shall be interpreted for all purposes as separate and distinct agreements between Borrower and VLL7, on the one hand, and Borrower and VLL8, on the other hand, and nothing in this Supplement shall be deemed a joint venture, partnership or other association between VLL7 and VLL8. Each reference in this Supplement to “Lender” shall mean and refer to each of VLL7 and VLL8, singly and independent of one another. Without limiting the generality of the foregoing, the Commitment, covenants and other obligations of “Lender” under the Loan and Security Agreement, as supplemented hereby, are several and not joint obligations of VLL7 and VLL8, and all rights and remedies of “Lender” under the Loan and Security Agreement, as supplemented hereby, may be exercised by VLL7 and/or VLL8 independently of one another.

In addition to the provisions of the Loan and Security Agreement, the parties agree as follows:

Part 1 – Additional Definitions:

“Change of Control” means the first to occur of: (a) the closing of any merger, combination, privatization, reorganization or consolidation of Borrower into or with another entity after which the stockholders of Borrower immediately prior to such transaction do not hold immediately following the consummation of the transaction by virtue of their shares in Borrower or securities received in exchange for such shares in connection with the transaction, 50% or more of the voting power of the surviving entity in proportions substantially the same as those that existed immediately prior to such transaction and with substantially the same rights, preferences, privileges and restrictions as the shares they held immediately prior to the transaction; (b) the closing of any sale, lease, transfer, license or other disposition, in a single transaction or series of related transactions, of all or substantially all of the assets of Borrower; (c) the closing of any the sale or transfer by Borrower or its stockholders of 50% or more of the voting power of Borrower in a transaction or series of related transactions; or (d) the closing of any transaction or series of related transactions deemed to be a liquidation, dissolution or winding up of Borrower pursuant to the provisions of Borrower’s Certificate of Incorporation, as amended and restated from time to time.

“Commitment” means, as the context may require, the VLL7 Commitment or the VLL8 Commitment. Each Lender’s Commitment is several and not joint with the Commitment of the other Lender.

“Designated Rate” means, for the Growth Capital Loan, a fixed rate of interest per annum equal to twelve and one-half of one percent (12.50%).

“Growth Capital Loan” means the Loan requested by Borrower and funded by Lender under its Commitment for general corporate purposes of Borrower.

“Loan Commencement Date” means, with respect to the Growth Capital Loan: (a) the first day of the first full calendar month following the Borrowing Date of such Loan if such Borrowing Date is not the first day of a month; or (b) the same day as the Borrowing Date if the Borrowing Date is the first day of a month.

“Termination Date”: The Termination Date is the earlier of: (i) the date Lender may terminate its Commitment or extending other credit pursuant to the rights of Lender under Article 7 of the Loan and Security Agreement; and (ii) February 10, 2017.

“Threshold Amount” means Two Hundred Fifty Thousand Dollars ($250,000).

“VLL7 Commitment” means, subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, VLL7’s commitment to make a Growth Capital Loan to Borrower up to the original principal amount of Five Million Dollars ($5,000,000).

“VLL8 Commitment” means, subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, VLL8’s commitment to make a Growth Capital Loan to Borrower up to the original principal amount of Five Million Dollars ($5,000,000).

“Warrants” is defined in Part 2, Section 3(b) hereof.

Part 2 – Additional Covenants and Conditions:

1. Growth Capital Loan Facility.

(a) Additional Conditions Precedent regarding Funding of the Growth Capital Loan. In addition to the satisfaction of all of the other conditions precedent specified in Article 4 of the Loan and Security Agreement and this Supplement, Lender’s obligation to fund the Growth Capital Loan under its Commitment is subject to: (i) receipt by Lender of evidence satisfactory to it, as determined by Lender in its reasonable judgment, that Borrower does not have any outstanding Indebtedness to Opus Bank, Borrower has terminated its agreement(s) with Opus Bank, Opus Bank has no further commitment to provide credit accommodations to Borrower and Opus Bank has released any Liens it may have had on the Collateral; and (ii) satisfactory review by Lender of Borrower’s pending litigation, including what is covered by AIG and potential liabilities to Borrower resulting from an adverse outcome of such litigation (collectively, the “Milestones”). Subject to satisfaction of the Milestones and the other terms and conditions precedent specified in Article 4 of the Loan and Security Agreement and this Supplement, Lender agrees to make a Growth Capital Loan to Borrower under Lender’s Commitment from and after the Closing Date up to and including the Termination Date in an original principal amount up to, but not exceeding, Lender’s Commitment.

(b) Repayment of Growth Capital Loan. Principal of, and interest on, the Growth Capital Loan shall be payable as set forth in a Note evidencing such Growth Capital Loan (substantially in the form attached hereto as Exhibit “A”), which Note shall provide substantially as follows: principal and interest at the Designated Rate shall be fully amortized over a period of thirty (30) months in equal, monthly installments, commencing after an initial twelve (12) month period of interest-only installments at the Designated Rate (such initial twelve (12) month period sometimes being referred to herein as the “Interest-only Period”). In particular, on the Borrowing Date applicable to such Growth Capital Loan, Borrower shall pay to Lender (i) if the Borrowing Date is earlier than the Loan Commencement Date, interest only at the Designated Rate, in advance, on the outstanding principal balance of the Growth Capital Loan for the period from the Borrowing Date through the last day of the calendar month in which such Borrowing Date occurs, and (ii) the first (1st) interest-only installment at the Designated Rate, in advance, on the outstanding principal balance of the Note evidencing such Loan for the ensuing month. Commencing on the first day of the second full month after the Borrowing Date, and continuing on the first day of each of the third, fourth, fifth, sixth, seventh, eighth, ninth, tenth, eleventh and twelfth full months thereafter, Borrower shall pay to Lender interest only at the Designated Rate, in advance, on the outstanding principal balance of the Loan evidenced by such Note for the ensuing month. Commencing on the first day of the thirteenth full month after the Borrowing Date, and continuing on the first day of each consecutive calendar month thereafter, Borrower shall pay to Lender principal, plus interest at the Designated Rate, in advance, in thirty (30) equal consecutive monthly installments in an amount sufficient to fully amortize the Loan evidenced by such Note.

2. Prepayment. The Growth Capital Loan may be prepaid as provided in this Section 2 only.

(a) Generally. Except as set forth in Section 2(b) below, Borrower may prepay all, but not less than all, of the Growth Capital Loan in whole, but not in part, at any time by tendering to Lender a cash payment in respect of such Loan in an amount determined by Lender equal to the sum of: (i) the accrued and unpaid interest on such Loan as of the date of prepayment; and (ii) an amount equal to the total amount of all scheduled but unpaid payments of principal and interest that would have been due and payable from the date of prepayment through the latest repayment date set forth in the Note evidencing each such Loan had such Loan remained outstanding and been paid in accordance with the terms of such Note.

(b) At any Time after 12 months of Amortization. Notwithstanding anything to the contrary in Section 2(a), commencing at any time after Borrower has made at least twelve (12) consecutive, regularly scheduled amortization payments of principal and interest on the Growth Capital Loan and so long as no Event of Default has occurred and is continuing, Borrower may prepay all, but not less than all, of the Growth Capital Loan in whole, but not in part, by tendering to Lender cash payment in respect of such Growth Capital Loan in an amount (as determined by Lender) equal to the sum of: (i) the accrued and unpaid interest on such Growth Capital Loan as of the date of prepayment; (ii) the unpaid principal balance of such Growth Capital Loan as of the date of prepayment and (iii) the product of (A) 0.80 and (B) the interest that would have accrued and been payable from the date of prepayment through the stated date of maturity of such Growth Capital Loan had it remained outstanding and been paid in accordance with the terms of the related Note. For avoidance of doubt, Borrower and Lender acknowledge and agree that interest-only payments made during the Growth Capital Loan’s Interest-only Period shall not be counted toward the twelve (12) amortization payments required by the first sentence of this Section 2(b).

3. Issuance of Warrants.

(a) VLL7 Warrant. As additional consideration for the making of its Commitment, VLL7 has earned and is entitled to receive immediately upon the execution of the Loan and Security Agreement and this Supplement, a warrant instrument issued by Borrower (the “VLL7 Warrant”).

(b) VLL8 Warrant. As additional consideration for the making of its Commitment, VLL8 has earned and is entitled to receive immediately upon the execution of the Loan and Security Agreement and this Supplement, a warrant instrument issued by Borrower (the “VLL8 Warrant” and sometimes referred to herein with the VLL7 Warrant, individually, as a “Warrant” and together, as the “Warrants”).

(c) General. The Warrants shall be in form and substance satisfactory to Lender. Borrower acknowledges that VLL7 has assigned its rights to receive the VLL7 Warrant to its parent, Venture Lending & Leasing VII, LLC (“LLC7”), and that VLL8 has assigned its rights to receive the VLL8 Warrant to its parent, Venture Lending & Leasing VIII, LLC (“LLC8”). In connection therewith, Borrower shall issue the Warrants directly to LLC7 and LLC8, as applicable. Upon request of Borrower, each of VLL7 and VLL8 shall furnish to Borrower a copy of the agreement in which it assigned its rights to receive its Warrant to its parent.

4. Commitment Fee. As an additional condition precedent under Section 4.1 of the Loan and Security Agreement, Lender shall have completed to its satisfaction its due diligence review of Borrower’s business and financial condition and prospects, and Lender’s Commitment shall have been approved. If this condition is not satisfied, the $50,000 commitment fee (the “Commitment Fee”) previously paid by Borrower shall be refunded. Except as set forth in this Section 4, the Commitment Fee is not refundable.

5. Documentation Fee Payment. Pursuant to Section 9.8(a) of the Loan and Security Agreement, Borrower shall reimburse Lender, on demand, for Lender’s actual reasonable, documented and out-of-pocket attorneys’ fees, costs and expenses incurred in connection with the preparation and negotiation of the Loan Documents, plus Lender’s actual costs and filing fees related to perfection of its Liens in the Collateral in any jurisdiction in which the same is located, recording a copy of the Intellectual Property Security Agreement with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and confirming the priority of such Liens (collectively, the “Documentation Fee Payment”). Borrower and Lender acknowledge and agree that the Documentation Fee Payment may be debited from the Primary Operating Account through an ACH transfer.

6. Borrower’s Primary Operating Account and Wire Transfer Instructions:

Institution Name:	East West Bank
Address:	135 N. Los Robles Ave., Suite 600, Pasadena, CA 91101
ABA No.:	XXXXX
Contact Name:	Stephanie Tan
Phone No.:	408.330.2017
E-mail:	Stephanie.Tan@eastwestbank.com
Account Title:	Identiv, Inc. (Operating Account)
Account No.:	XXXXX

7. Debits to Account for ACH Transfers. For purposes of Sections 2.2 and 5.10 of the Loan and Security Agreement, the Primary Operating Account shall be the bank account set forth in Section 6 above, unless and until such account is changed in accordance with Section 5.10 of the Loan and Security Agreement. Borrower hereby agrees that the Growth Capital Loan will be advanced to the account specified above and regularly scheduled payments of principal and interest, as well as the Documentation Fee Payment, will be automatically debited from the same account. Borrower hereby confirms that the bank at which the Primary Operating Account is maintained uses that same ABA Number for incoming wires transfers to the Primary Operating Account and outgoing ACH transfers from the Primary Operating Account. Lender acknowledges that the Primary Operating Account may be subject to the provisions of the Intercreditor Agreement.

8. Post-closing Agreement. No later than the date which is 90 days after the Closing Date, Borrower shall have delivered to Lender or caused to be delivered to Lender an account control agreement (or like agreement that will perfect Lender’s Liens by “control” in accordance with Article 9 of the UCC) for any Deposit Account or investment/securities account in which Borrower has any interest as of such date (not including Deposit Accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees). Lender acknowledges and agrees that any such Liens shall at all times be subject to the terms of the Intercreditor Agreement.

Part 3 – Additional Representations:

Borrower represents and warrants that as of the Closing Date and the Borrowing Date of the Growth Capital Loan:

a)	Its chief executive office is located at: 2201 Walnut Avenue, Suite 100, Fremont, CA 94538

b)	Its Equipment is located at: 1900-B, Carnegie Ave, Santa Ana, CA 92705

c)	Its Inventory is located at: (i) 1900-B, Carnegie Ave, Santa Ana, CA 92705; (ii) TX Systems-Consignment 6242 Ferris Square, San Diego, CA 92121; and (iii) QAS Consignment 1401 E. Saint Gertrude PL, Santa Ana, CA 92705

d)	Its Records are located at: 1900-B, Carnegie Ave, Santa Ana, CA 92705

e)	In addition to its chief executive office, Borrower maintains offices or operates its business at the following locations: (i) 1900-B, Carnegie Ave, Santa Ana, CA 92705; and (ii) 2425 Wilson Blvd, Arlington VA 22201

f)	Other than its full corporate name, Borrower has conducted business using the following trade names or fictitious business names: (i) Identive Group, Inc.; and (ii) SCM Microsystems Inc.

g)	Its state corporation identification number is: 2694665 (Delaware)

h)	Its U.S. federal tax identification number is: 77-0444317

i)	Including Borrower’s Primary Operating Account identified in Section 6 above, Borrower maintains the following Deposit Accounts and investment accounts:

Institution Name:	Opus Bank
Address:	19900 MacArthur Boulevard, 12th Irvine, CA 92612
ABA No.:	XXXXX
Contact Name:	Claudia Bustos
Phone No.:	949-251-8124
E-mail:	cbustos@opusbank.com
Account Title:	Identiv, Inc.
Account No.:	XXXXX
Account No.:	XXXXX

Institution Name:	Union Bank
Address:	400 California St, San Francisco, CA 94101
ABA No.:	XXXXX
Contact Name:	Brina Christopher
Phone No.:	949-553-6862
E-mail:	Brina.Christopher@unionbank.com
Account Title:	Identiv, Inc.
Account No.:	XXXXX

Institution Name:	East West Bank
Address:	135 N. Los Robles Ave., Suite 600, Pasadena, CA 91101
ABA No.:	XXXXXXXX
Contact Name:	Stephanie Tan
Phone No.:	408.330.2017
E-mail:	Stephanie.Tan@eastwestbank.com
Account Title:	Identiv, Inc.
Account No.:	XXXXXXXX (Operating Account)
Account No.:	XXXXXXXX (Collections Account)

Part 4 – Additional Loan Documents:

Form of Promissory Note	Exhibit “A”
Form of Borrowing Request	Exhibit “B”
Form of Compliance Certificate	Exhibit “C”

[Remainder of this page intentionally left blank; signature page follows]

[Signature page to Supplement to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first above written.

BORROWER:

IDENTIV, INC.

	By:	/s/ Steven Finney
	Name:	Steven Finney
	Title:	Interim CFO

Address for Notices:

Attn:
Fax #:
Phone #:

LENDER:

VENTURE LENDING & LEASING VII, INC.

	By:	/s/ Jay Cohan
	Name:	Jay Cohan
	Title:	Vice President

Address for Notices:	104 La Mesa Dr., Suite 102
Portola Valley, CA 94028
Attn: Chief Financial Officer
Fax # 650-234-4343
Phone # 650-234-4300

LENDER:

VENTURE LENDING & LEASING VIII, INC.

	By:	/s/ Jay Cohan
	Name:	Jay Cohan
	Title:	Vice President

Address for Notices:	104 La Mesa Dr., Suite 102
Portola Valley, CA 94028
Attn: Chief Financial Officer
Fax # 650-234-4343
Phone # 650-234-4300

EXHIBIT “A”

FORM OF PROMISSORY NOTE

[Note No. X-XXX]

$	, 20 Portola Valley, California

The undersigned (“Borrower”) promises to pay to the order of VENTURE LENDING & LEASING [VII/VIII]1, INC., a Maryland corporation (“Lender”), at such place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of                      Dollars ($            ), with interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a fixed rate per annum equal to twelve and one-half of percent (12.50%) (the “Designated Rate”), according to the payment schedule described herein, except as otherwise provided herein.

This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement, dated as of February 8, 2017, between Borrower and Lender (as the same has been and may be amended, restated or supplemented from time to time, the “Loan Agreement”). Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

Principal of and interest on this Note shall be payable as follows:

On the Borrowing Date, Borrower shall pay [(i) if the Borrowing Date is not the first day of the month,] interest only at the Designated Rate, in advance, on the outstanding principal balance of this Note for the period from the Borrowing Date through [the last day of the same month]; and (ii)] the first interest-only installment at the Designated Rate, in advance, on the outstanding principal balance of this Note for the month of [date of first regular interest-only installment] in the amount of                     Dollars ($            ).

Commencing on the first day of the second full month after the Borrowing Date, and continuing on the first day of each of the third, fourth, fifth, sixth, seventh, eighth, ninth, tenth, eleventh and twelfth consecutive full months thereafter, Borrower shall pay, in advance, interest only at the Designated Rate on the principal balance outstanding hereunder, in the amount of                      Dollars ($            ) each.

Commencing on the first day of the thirteenth full month after the Borrowing Date, and continuing on the first day of each consecutive month thereafter, Borrower shall pay principal and interest at the Designated Rate, in advance, in thirty (30) equal consecutive monthly amortization installments of                      Dollars ($            ) each.

This Note may be prepaid only as permitted under Section 2 of Part 2 of the Supplement to the Loan Agreement.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate, compounded monthly. Borrower shall pay such interest on demand.

[1]	Separate Notes will be issued to each of Venture Lending & Leasing VII, Inc. and Venture Lending & Leasing VIII, Inc. (Lenders will prepare Notes)

Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

If Borrower is late in making any payment under this Note by more than five (5) days, Borrower agrees to pay a “late charge” of five percent (5%) of the installment due, but not less than fifty dollars ($50) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

This Note shall be governed by, and construed in accordance with, the laws of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.

IDENTIV, INC.

By:
Name:
Its:

EXHIBIT “B”

FORM OF BORROWING REQUEST

[date]

Venture Lending & Leasing [VII/VIII]2, Inc.

104 La Mesa Dr., Suite 102

Portola Valley, CA 94028

Re:	Identiv, Inc.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of February 8, 2017 (as amended, restated or supplemented from time to time, the “Loan Agreement”; the capitalized terms used herein as defined therein), between Venture Lending & Leasing [VII/VIII], Inc. (“Lender”) and Identiv, Inc. (“Borrower”).

The undersigned is the                  of Borrower and hereby requests on behalf of Borrower a Loan under the Loan Agreement, and in that connection certifies as follows:

1. The amount of the proposed Loan is                          Dollars ($            ). The Borrowing Date of the proposed Loan is                 .

2. As of this date, no Default or Event of Default has occurred and is continuing, or will result from the making of the proposed Loan, the representations and warranties of Borrower contained in Article 3 of the Loan Agreement and Part 3 of the Supplement are true and correct in all material respects other than those representations and warranties expressly referring to a specific date which are true and correct in all material respects as of such date, and the conditions precedent described in Article 4 of the Loan Agreement and Part 2 of the Supplement, as applicable, have been met.

3. No event has occurred that has had or could reasonably be expected to have a Material Adverse Change.

4. Borrower’s most recent financial statements, financial projections or business plan dated                 , as reviewed by Borrower’s Board of Directors, are enclosed herewith in the event such financial statements, financial projections or business plan have not been previously provided to Lender.

Remainder of this page intentionally left blank; signature page follows

[2]	Separate Borrowing Requests will be delivered to each of Venture Lending & Leasing VII, Inc. and Venture Lending & Leasing VIII, Inc. (Lenders will prepare Borrowing Requests)

Borrower shall notify you promptly before the funding of the Loan if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.

Very truly yours,

IDENTIV, INC.

By:
Name:
Title:*

*	Must be executed by Borrower’s Chief Financial Officer or other executive officer.

EXHIBIT “C”

FORM OF

COMPLIANCE CERTIFICATE

Venture Lending & Leasing VII, Inc.

Venture Lending & Leasing VIII, Inc.

104 La Mesa Dr., Suite 102

Portola Valley, CA 94028

Re: Identiv, Inc.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of February 8, 2017 (as the same has been and may be supplemented, amended and modified from time to time, the “Loan Agreement,” the capitalized terms used herein as defined therein), between each of Venture Lending & Leasing VII, Inc. and Venture Lending & Leasing VIII, Inc. (each, “Lender”) and Identiv, Inc. (“Borrower”).

The undersigned authorized representative of Borrower hereby certifies in such capacity that in accordance with the terms and conditions of the Loan Agreement, (i) no Default or Event of Default has occurred and is continuing, except as noted below, and (ii) Borrower is in compliance for the financial reporting period ending                  with all required financial reporting under the Loan Agreement, except as noted below. Attached herewith are the required documents supporting the foregoing certification. The undersigned authorized representative of Borrower further certifies in such capacity that: (a) the accompanying financial statements have been prepared in accordance with Borrower’s past practices applied on a consistent basis, or in such manner as otherwise disclosed in writing to Lender, throughout the periods indicated; and (b) the financial statements fairly present in all material respects the financial condition and operating results of Borrower and its Subsidiaries, if any, as of the dates, and for the periods, indicated therein, subject to the absence of footnotes and normal year-end audit adjustments (in the case of interim monthly financial statements), except as explained below.

Please provide the following requested information and

indicate compliance status by either circling or otherwise marking Yes/No under “Included”:

REPORTING REQUIREMENT	REQUIRED	INCLUDED/COMPLIES
Unaudited Balance Sheet, Income Statement & Cash Flow Statement	Monthly, within 30 days	YES / NO

Operating Budgets, Board Reports & Updated Capitalization Tables	As modified	YES / NO

Audited, Annual Financial Statements	Annually, within 180 days of year-end	YES / NO

Date of most recent Board-approved budget/plan

Any change in budget/plan since version most recently delivered to Lender		YES / NO

If Yes, please attach

Date of most recent capitalization table:

Any changes in capitalization table since version most recently delivered to Lender?:	YES / NO

If Yes, please attach a copy of latest capitalization table

PERMITTED INDEBTEDNESS

Pursuant to Section 6.1(e) of the Loan Agreement, the undersigned represents and warrants that as of the date hereof, the Indebtedness outstanding of Borrower to EWB is: $                    .3

EQUITY & CONVERTIBLE NOTE FINANCINGS

Please provide the following information (if applicable) regarding Borrower’s most-recent equity and/or convertible note financing each time this Certificate is delivered to Lender

Date of Last Round Raised: _________

Has there been any new financing since the last Compliance Certificate submitted?	YES / NO

If “YES” please attach a copy of the Capitalization Table

Date Closed:                  Series:                  Per Share Price: $

Amount Raised:                  Post Money Valuation:

Any stock splits since date of last report?	YES / NO

If yes, please provide any information on stock splits which would affect valuation:

Any dividends since date of last report?	YES / NO

If yes, please provide any information on dividends which would affect valuation:

Any unusual terms? (i.e., Anti-dilution, multiple preference, etc.)	YES / NO

If yes, please explain:

ACCOUNT CONTROL AGREEMENTS

Pursuant to Section 6.11 of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it maintains only those deposit and investment accounts set forth below; and (ii) to the extent required by Section 6.11 of the Loan Agreement, a control agreement has been executed and delivered to Lender with respect to each such account [Note: If Borrower has established any new account(s) since the date of the last compliance certificate, please so indicate].

Deposit Accounts

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account
1.)			YES / NO	YES / NO	YES / NO

2.)			YES / NO	YES / NO	YES / NO

3.)			YES / NO	YES / NO	YES / NO

4.)			YES / NO	YES / NO	YES / NO

[3]	Cannot exceed $10,000,000 in aggregate principal amount outstanding.

Investment Accounts

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account
1.)			YES / NO	YES /NO	YES /NO

2.)			YES / NO	YES / NO	YES /NO

3.)			YES / NO	YES / NO	YES /NO

4.)			YES / NO	YES / NO	YES /NO

AGREEMENTS WITH PERSONS IN POSSESSION OF TANGIBLE COLLATERAL

Pursuant to Section 5.9(e) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, tangible Collateral is located at the addresses set forth below; and (ii) to the extent required by Section 5.9(e) of the Loan Agreement, a Waiver has been executed and delivered to Lender, or such Waiver has been waived by Lender, [Note: If Borrower has located Collateral at any new location since the date of the last compliance certificate, please so indicate].

	Location of Collateral	Value of Collateral at such Locations	Waiver In place?	Complies?	New Location?
1.)		$______________________	YES / NO	YES / NO	YES / NO

2.)		$_______________________	YES / NO	YES / NO	YES / NO

3.)		$_______________________	YES / NO	YES / NO	YES / NO

4.)		$_______________________	YES / NO	YES / NO	YES / NO

SUBSIDIARIES AND OTHER PERSONS

Pursuant to Section 6.14(a) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it has directly or indirectly acquired or created, or it intends to directly or indirectly acquire or create, each Subsidiary or other Person described below; and (ii) such Subsidiary or Person has been made a co-borrower under the Loan Agreement or a guarantor of the Obligations [Note: If Borrower has acquired or created any Subsidiary since the date of the last compliance certificate, please so indicate].

	Name:	Jurisdiction of formation or organization:[4]	Co-borrower or guarantor ?	Complies?	New Subsidiary or Person?
1.)			YES / NO	YES / NO	YES / NO

2.)			YES / NO	YES / NO	YES / NO

3.)			YES / NO	YES / NO	YES / NO

4.)			YES / NO	YES / NO	YES / NO

EXPLANATIONS

[4]	Under the “Explanations” heading (see below) please include a description of such Subsidiary’s or Person’s fully diluted capitalization and Borrower’s purpose for its acquisition or creation of such Subsidiary if such information has not been previously furnished to Lender.

[Signature page to Compliance Certificate]

Very truly yours,

IDENTIV, INC.

By:	/s/ STEVEN FINNEY
Name:	STEVEN FINNEY
Title:*	INTERIM CFO

*	Must be executed by Borrower’s Chief Financial Officer or other executive officer.